Income (loss) per share - Basic and diluted gain (loss) per share (Details) - USD ($) $ / shares in Units, shares in Thousands, $ in Thousands	12 Months Ended
	Sep. 30, 2023	Sep. 30, 2022
Income (loss) per share
Net income (loss)	$ (2,784)	$ 4,839
Basic weighted average number of shares	38,607	33,647
Diluted weighted average number of shares	38,607	36,302
Total - Basic	$ (0.07)	$ 0.14
Total - Diluted	$ (0.07)	$ 0.13